Exhibit 10.1

Banc of America Leasing & Capital, LLC	Equipment Security Note Number 17608-70013

This Equipment Security Note No. 17608-70013, dated as of June 16, 2014 (this “Equipment Note”), is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Loan and Security Agreement No. 17608-70000 dated as of July 20, 2007 (the “Master Agreement”), by and between Banc of America Leasing & Capital, LLC (“Lender”) and Destination XL Group, Inc. (“Borrower”). All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Master Agreement. If any provision of this Equipment Note conflicts with any provision of the Master Agreement, the provisions contained in this Equipment Note shall prevail. Borrower hereby authorizes Lender to insert the serial numbers and other identification data of the Equipment, dates, and other omitted factual matters or descriptions in this Equipment Note.

The occurrence of an “Event of Default,” as defined in the Master Agreement, shall entitle Lender to accelerate the maturity of this Equipment Note and to declare the Prepayment Amount to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Master Agreement or otherwise available at law or in equity. All of Borrower’s Obligations under this Equipment Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. Borrower waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Borrower’s Obligations hereunder, any claim whatsoever against Lender.

1. Equipment Financed; Equipment Location; Grant of Security Interest. Subject to the terms and provisions of the Master Agreement and as provided herein, Lender is providing financing in the principal amount described in Section 2 below to Borrower in connection with the acquisition or financing of the following described Equipment:

Quantity	Description	Serial Number	Cost

See Exhibit A attached hereto

Location of Equipment. The Equipment will be located or (in the case of over-the-road vehicles) based at the following locations:

Location	Address	City	County	State	ZIP

See Exhibit B attached hereto

Borrower has agreed and does hereby grant a security interest in and to the Equipment and the Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure the payment and performance of all Obligations owing to Lender, including but not limited to this Equipment Note, all as more particularly provided in the Master Agreement. Lender’s agreement to provide the financing contemplated herein shall be subject to the satisfaction of all conditions established by Lender and Lender’s prior receipt of all required documentation in form and substance satisfactory to Lender in its sole discretion.

2. Payments. For value received, Borrower promises to pay to the order of Lender, the principal amount of $313,827.20, together with interest thereon as provided herein. This Equipment Note shall be payable by Borrower to Lender in 48 consecutive monthly, installments of principal and interest (the “Payments”) commencing on July 23, 2014 (the “Initial Payment”) and continuing thereafter through and including June 23, 2018 (the “Maturity Date”) (collectively, the “Equipment Note Term”). Each Payment shall be in the amount provided below, and due and payable on the same day of the month as the Initial Payment set forth above in each succeeding payment period (each, a “Payment Date”) during Equipment Note Term. All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each. The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Equipment Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Master Agreement.

(a) Interest Rate.

Interest shall accrue on the entire principal amount of this Equipment Note outstanding from time to time at a fixed rate of 3.2470 percent per annum or, if less, the highest rate of interest permitted by applicable law (the “Interest Rate”), from the Advance Date set forth below until the principal amount of this Equipment Note is paid in full, and shall be due and payable on each Payment Date.

Equipment Security Note 4.1.06	Page 1 of 2

(b) Payment Amount.

The principal and interest amount of each Payment shall be $6,980.67.

3. Prepayment The outstanding principal balance of this Equipment Note may be prepaid in whole or part at any time, together with interest and late charges accrued through the date of the prepayment, provided that such prepayment shall be accompanied by a prepayment charge calculated as follows: one percent (1%) of the amount of the prepaid if such prepayment occurs during the period from the date of this Equipment Note to the first anniversary hereof; one-half percent (0.5%) of the amount prepaid if such prepayment occurs during the period commencing on the first day after the first anniversary hereof and continuing through the second anniversary hereof; and no prepayment charge if such prepayment occurs thereafter. Partial prepayments shall be applied against principal installments in their inverse order of maturity. A prepayment charge will not be due if this Equipment Note is refinanced with the Lender.

4. Borrower Acknowledgements. Upon delivery and acceptance of the Equipment, Borrower shall execute this Equipment Note evidencing the amounts financed by Lender in respect of such Equipment and the Payments of principal and interest hereunder. By its execution and delivery of this Equipment Note, Borrower:

(a)	reaffirms of all of Borrower’s representations, warranties and covenants as set forth in the Master Agreement and represents and warrants that no Default or Event of Default under the Master Agreement exists as of the date hereof;

(b)	represents, warrants and agrees that: (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of Borrower; (ii) each item of Equipment has been unconditionally accepted by Borrower for all purposes under the Master Agreement and this Equipment Note; and (iii) there has been no material adverse change in the operations, business, properties or condition, financial or otherwise, of Borrower since August 3, 2013;

(c)	authorizes and directs Lender to advance the principal amount of this Equipment Note to reimburse Borrower or pay Vendors all or a portion of the purchase price of Equipment in accordance with Vendors’ invoices therefor, receipt and approval of which are hereby reaffirmed by Borrower; and

(d)	agrees that Borrower is absolutely and unconditionally obligated to pay Lender all Payments at the times and in the manner set forth herein.

BANC OF AMERICA LEASING & CAPITAL, LLC		Borrower: DESTINATION XL GROUP, INC.

By:	/s/ Gina M. Cabral	By:	/s/ Peter H. Stratton, Jr.

Printed Name:	Gina M. Cabral	Printed Name:	Peter H. Stratton, Jr.

Title:	Vice President	Title:	Chief Financial Officer

Equipment Security Note 4.1.06	Page 2 of 2

EXHIBIT A TO EQUIPMENT SECURITY NOTE NO. 17608-70013

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date

Equipment Location: 555 Turnpike Street, Canton, MA 02021
10	141	Corporate (DC)	EQUIP-C	10198757	Equipment-Scissorlift	3/18/2014
10	141	Corporate (DC)	EQUIP-C	E-8712	Equipment-Sorter	3/5/2014
10	141	Corporate (DC)	EQUIP-C	E-8713	Equipment-Sorter	3/5/2014
10	141	Corporate (DC)	EQUIP-C	E-8718	Equipment-Sorter	3/10/2014
10	141	Corporate (DC)	EQUIP-C	E-8738	Equipment-Sorter	3/31/2014
10	141	Corporate (DC)	EQUIP-C	E-8739	Equipment-Sorter	3/31/2014
10	141	Corporate (DC)	EQUIP-C	E-8740	Equipment-Sorter	3/31/2014
10	141	Corporate (DC)	EQUIP-C	E-8750	Equipment-Sorter	4/9/2014
10	141	Corporate (DC)	EQUIP-C	E-8758	Equipment-Sorter	4/21/2014
10	141	Corporate (DC)	EQUIP-C	139120497	Equipment-Hand Pallet Trucks	4/14/2014
10	141	Corporate (DC)	EQUIP-C	900574679	Equipment-Sorters	3/11/2014
10	141	Corporate (DC)	EQUIP-C	900576128	Equipment-Sorters	3/17/2014
10	141	Corporate (DC)	EQUIP-C	900576523	Equipment-Sorters	3/19/2014
10	141	Corporate (DC)	EQUIP-C	106711714	DC Safety Equipment	4/9/2014
10	141	Corporate (DC)	EQUIP-C	04092014	DC Safety Equipment	4/9/2014

Equipment Location: 555 Turnpike Street, Canton, MA 02021
10	181	Corporate (MIS)	FF-S	1649998	Fixtures-Furniture	2/27/2014
10	181	Corporate (MIS)	HW-C	XJCF6TJ33	Computers	3/5/2014
10	181	Corporate (MIS)	HW-C	XJCF7NX23	Computers	3/5/2014
10	181	Corporate (MIS)	HW-C	S8559893	Network Backup Tapes	3/21/2014
10	181	Corporate (MIS)	HW-C	73593410	Network Backup Tapes	3/3/2014
10	181	Corporate (MIS)	HW-C	9720620203	iPhones	3/18/2014
10	181	Corporate (MIS)	HW-C	108694	VM Server Host Expansion	4/25/2014
10	181	Corporate (MIS)	HW-C	XJD7P55N3	Computers	4/10/2014
10	181	Corporate (MIS)	HW-C	5301880327	Network Backup Tapes	3/27/2014
10	181	Corporate (MIS)	HW-C	134108913	Network Backup Tapes	3/28/2014
10	181	Corporate (MIS)	HW-C	134349703	Network Backup Tapes	4/4/2014
10	181	Corporate (MIS)	HW-C	646787	Printer	4/16/2014
10	181	Corporate (MIS)	HW-C	8100234975	iPhones	4/19/2014
10	181	Corporate (MIS)	HW-C	9722340458	iPhones	4/18/2014

Equipment Location: 861 Williston Rd S. Burlington, VT 05403
10	99442	DXL	FF-S	013643	Fixtures-Chairs	11/26/2013
10	99442	DXL	FF-S	47957	Fixtures-Display	11/22/2013
10	99442	DXL	FF-S	48178	Fixtures-Display	12/12/2013
10	99442	DXL	FF-S	48264	Fixtures-Display	12/30/2013
10	99442	DXL	FF-S	48304	Fixtures-Display	1/28/2014
10	99442	DXL	FF-S	48305	Fixtures-Display	1/28/2014
10	99442	DXL	FF-S	0494080-IN	Tailor Shop Equip	2/12/2014
10	99442	DXL	FF-S	0494081-IN	Tailor Shop Equip	2/12/2014
10	99442	DXL	FF-S	19665	Fixtures-Display	12/17/2013
10	99442	DXL	FF-S	DI 664136	Fixtures-Shoe Fixtures	1/28/2014
10	99442	DXL	FF-S	123217	Fixtures-Mannequins	2/12/2014
10	99442	DXL	FF-S	20663	Fixtures-Shelving	3/27/2014
10	99442	DXL	FF-S	119575	Fixtures-Display	11/25/2013
10	99442	DXL	FF-S	119668	Fixtures-Display	12/30/2013
10	99442	DXL	FF-S	119758	Fixtures-Display	12/30/2013
10	99442	DXL	FF-S	120087	Fixtures-Display	1/27/2014
10	99442	DXL	FF-S	120213	Fixtures-Display	1/28/2014
10	99442	DXL	FF-S	038005	Fixtures-Display	12/30/2013
10	99442	DXL	FF-S	038925	Fixtures-Display	2/12/2014
10	99442	DXL	FF-S	038931	Fixtures-Display	2/12/2014
10	99442	DXL	FF-S	038924	Fixtures-Display	2/21/2014
10	99442	DXL	FF-S	038926	Fixtures-Display	2/21/2014
10	99442	DXL	FF-S	LNL5912	Fixtures-Headsets	1/31/2014
10	99442	DXL	FF-S	143980	Fixtures-Shelving	12/17/2013
10	99442	DXL	FF-S	11-95900	Fixtures-Display Cabinet	12/17/2013
10	99442	DXL	FF-S	36608	Fixtures-Display	2/12/2014
10	99442	DXL	FF-S	37098	Fixtures-Display	3/13/2014
10	99442	DXL	FF-S	37148	Fixtures-Display	3/27/2014
10	99442	DXL	FF-S	31151	Fixtures-Furniture	2/12/2014
10	99442	DXL	FF-S	1055043	Fixtures-Shoe Fixtures	12/17/2013
10	99442	DXL	FF-S	8515342	Fixtures-Shoe Fixtures	12/17/2013
10	99442	DXL	FF-S	040101179	Fixtures-Display Frt	11/14/2013
10	99442	DXL	FF-S	A27694-0	Fixtures-Track	11/6/2013
10	99442	DXL	FF-S	304557	Fixtures-Hangers	2/3/2014
10	99442	DXL	FF-S	0494780-IN	Tailor Shop Equip	2/7/2014
10	99442	DXL	FF-S	101201 RI	Fixtures-Ladders	11/25/2013
10	99442	DXL	EQUIP-S	1113020	Cabling/Phones	2/21/2014
10	99442	DXL	SIGNS	26826	Signage	1/30/2014
10	99442	DXL	FF-S	106601694	Fixtures-Lockers	3/7/2014
10	99442	DXL	FF-S	106381391	Fixtures-Stools	12/27/2013
10	99442	DXL	FF-S	106387405	Fixtures-Appliances	12/31/2013
10	99442	DXL	FF-S	759996	Fixtures-Shoe Stands	11/22/2013
10	99442	DXL	HW-S	5194302-B	DSL	2/4/2014
10	99442	DXL	HW-S	5278480-F	DSL	3/6/2014
10	99442	DXL	FF-S	059088	Fixtures-Display	1/9/2014
10	99442	DXL	EQUIP-S	474179	Music System	1/27/2014
10	99442	DXL	FF-S	5370402	Fixtures	11/15/2013
10	99442	DXL	FF-S	5371167	Fixtures	11/20/2013
10	99442	DXL	FF-S	SHW927930	Fixtures	11/11/2013
10	99442	DXL	LHI-S	51425030	Security System	1/31/2014
10	99442	DXL	LHI-S	51425031	Security System	1/31/2014
10	99442	DXL	FF-S	644562	Fixtures-Appliances	1/6/2014
10	99442	DXL	FF-S	I15769733	Fixtures-Furniture Frt	1/9/2014
10	99442	DXL	FF-S	I15813207	Fixtures-Furniture	1/13/2014
10	99442	DXL	FF-S	12012013	Fixtures-Lighting	12/1/2013

As more fully described in the electronic disk provided to Lender by Borrower.

Destination XL Group, Inc.

By:	/s/ Peter H. Stratton, Jr.
Title:	Chief Financial Officer

EXHIBIT B EQUIPMENT SECURITY NOTE NO. 17608-70013

STORE	LOCATION	CENTER NAME	ADDRESS1	CITY	ST	ZIP CODE
10	141	Corporate (DC)	555 TURNPIKE STREET	CANTON	MA	02021
10	181	Corporate (MIS)	555 TURNPIKE STREET	CANTON	MA	02021
10	99442	DXL	STAPLES PLAZA 861 WILLISTON RD	S BURLINGTON	VT	05403

Destination XL Group, Inc.

By:	/s/ Peter H. Stratton, Jr.

Title:	Chief Financial Officer

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